UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2005

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(Date of earliest event reported)

ROYCE BIOMEDICAL, INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On June 29, 2005, the Registrant issued a press release announcing that its operating subsidiary, Smart-tek Communications, Inc., has completed work under a security/surveillance upgrade contract estimated to exceed CDN$100,000.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated June 29, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1     Press Release of Registrant dated June 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By: /s/ Joseph C. Sienkiewicz

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  Joseph C. Sienkiewicz, Secretary

Date:  July 5, 2005